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THE CIT GROUP                                                         EXHIBIT 10

April 25, 1997



House of Fabrics, Inc.
13400 Riverside Drive
Sherman Oaks, CA 91423

Gentlemen:

Reference is made to the Financing Agreement, dated July 23, 1996, between House of Fabrics, Inc. (the "Company") and The CIT Group/Business Credit, Inc. ("CIT/BC") as Agent and Lender, as the same may be amended from time to time (the "Financing Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Financing Agreement.

The Company has requested and CIT/BC, as Agent and Lender, hereby agrees to amend the Financing Agreement as follows:

     1. Effective the date of this Letter Agreement, paragraph 10 of Section 6 of the Financing Agreement is hereby amended by deleting the amount of $7,500,000 set forth in such paragraph solely as it relates to the July 31, 1997 calculation date, and inserting in lieu thereof the amount of $3,000,000. Effective with the October 31, 1997 and all subsequent calculation dates, the original amount of $7,500,000 shall be applicable.

     2. In consideration of the Letter Agreement you hereby agree to pay the Agent on behalf of the Lenders a $50,000 facility fee, due upon execution of this Letter Agreement. You hereby authorize the Agent to charge your Revolving Loan Account with the Agent for such facility fee.

Except as set forth herein no other change in the terms or provisions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding of our agreement, please so indicated by signing and returning to us the enclosed copy of this Letter Agreement. It is agreed with respect to this Letter Amendment that signed faxed copies shall be deemed of the same force and effect as an original manually signed
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copy, provided further that the Company hereby confirms that it shall promptly deliver original signature pages to the undersigned.

                              Very truly yours,

                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                              (as Agent and Lender)

                              By: /s/ Frank Brown
                                  ---------------
                              Title: Assistant Vice President

                              WELLS FARGO BANK, N.A., (As Lender)
                              By: /s/ Steven A. Curtis
                                  --------------------
                              Title: Vice President

                              LA SALLE BUSINESS CREDIT, INC., (As Lender)
                              By: /s/ Larry Magkamit
                                  ------------------
                              Title: Assistant Vice President

                              FINOVA CAPITAL CORPORATION, (As Lender)
                              By: /s/ Pete Martinez
                                  -----------------
                              Title: Vice President

                              FREMONT FINANCIAL CORPORATION, (As Lender)
                              By: /s/ Cheri Rittan
                                  ----------------
                              Title: Vice President


Read and Agreed to:

HOUSE OF FABRICS, INC.

By:     /s/ John E. Labbett
        -------------------
Title:  EVP/CFO